                                                                    Exhibit 10.6

                                                               EXECUTION VERSION

                        AMENDED AND RESTATED CONSOLIDATED
                       SUBSIDIARY SUBORDINATION AGREEMENT

          This Amended and Restated Consolidated Subsidiary Subordination Agreement (as this agreement may be further amended, amended and restated, supplemented or otherwise modified, renewed or replaced from time to time, this "Agreement"), dated as of August 9, 2004, is among ONEIDA LTD., a New York corporation (the "Borrower"), the parties listed on Schedule I hereto (and together with each direct or indirect domestic subsidiary of the Borrower which executes an Instrument of Assumption and Joinder pursuant to Section 5.12 of the Credit Agreement (as defined herein), each a "Guarantor" and together the "Guarantors"), ONEIDA CANADA, LIMITED ("Oneida Canada"), GLOBAL CHARM TRADING, LIMITED ("Global Charm") and JPMORGAN CHASE BANK, ("JPMorgan Chase"), as administrative agent (in such capacity, the "Administrative Agent") for the lenders which now are or hereafter become parties to the Credit Agreement (the "Lenders") and as collateral agent (in such capacity, the "Collateral Agent") for the Secured Parties (as defined herein) under the Security Documents referred to below.

                                    RECITALS

          A. WHEREAS, the Borrower, JPMorgan Chase, as administrative agent, and the lenders from time to time party thereto (the "Existing Lenders") are parties to that certain Amended and Restated Credit Agreement dated as of April 27, 2001 (as the same has been amended, supplemented or otherwise modified, the "Existing Credit Agreement") pursuant to which the Existing Lenders made revolving loans and a term loan to the Borrower;

          B. WHEREAS, (i) Borrower from time to time extends credit to the Guarantors, Oneida Canada and Global Charm in the form of loans, advances, accounts receivable, administrative services and expenses, and other inter-company accommodations made by the Borrower to the Guarantors, Oneida Canada and Global Charm and (ii) the Guarantors, Oneida Canada and Global Charm from time to time extend credit to the Borrower in the form of loans, advances, accounts receivable, administrative services and expenses, and other inter-company accommodations made by the Guarantors, Oneida Canada and Global Charm to the Borrower;

          C. WHEREAS, in connection with the Existing Credit Agreement, the Borrower and each of its direct and indirect subsidiaries have agreed to subordinate the payment of such inter-company accommodations to the prior payment of the obligations under the Existing Credit Agreement pursuant to that certain (i) Amended and Restated Subsidiary Subordination Agreement dated as of April 27, 2001 among the Borrower, Buffalo China, Encore, THC, Delco, Sakura, the Existing Administrative Agent and the Existing Collateral Agent; (ii) that certain Subsidiary Subordination Agreement dated as of April 23, 2002 among the Borrower, Kenwood, the Existing Administrative Agent and the Existing Collateral Agent; (iii) that certain Subsidiary Subordination Agreement dated as of July 25, 2003 among the Borrower, Silversmiths, the Existing Administrative Agent and the Existing Collateral Agent; (iv) that certain Subsidiary Subordination Agreement dated as of July 25, 2003 among the Borrower, Food Service, the Existing Administrative Agent and the Existing Collateral Agent, and (v) the Amended and Restated Subordination Agreement dated as of April, 2001 among the Borrower, THC Systems, Inc., Buffalo China, Inc., Encore Promotions, Inc., Sakura, Inc., Delco International, Ltd., Allstate Life Insurance Company, Allstate Insurance Company and Pacific Life Insurance Company (together, as the same have been amended, supplemented or otherwise modified, the "Existing Subsidiary Subordination Agreements")

          D. WHEREAS, Borrower's obligations under the Existing Credit Agreement and certain other indebtedness incurred by the Borrower (collectively, the "Existing Obligations") are being restructured pursuant to a Second Amended and Restated Credit Agreement dated as of the date hereof among the Borrower, the Administrative Agent, the Collateral Agent, the Lenders and the Existing Standby L/C Issuers (as the same may be further amended, amended and restated, supplemented or otherwise modified, renewed or replaced from time to time, the "Credit Agreement");

          E. WHEREAS, it is a condition precedent to the restructuring of the Existing Obligations as contemplated under the Credit Agreement and to the extension of additional credit contemplated under the Credit Agreement that, among other things: (i) the Borrower and each of the Guarantors enter into an Amended and Restated Security Agreement dated as of the date hereof in favor of the Collateral Agent for the benefit of the Secured Parties (as the same may be further amended, amended and restated, supplemented or otherwise modified, renewed or replaced from time to time, the "Amended and Restated Security Agreement"); (ii) each of the Guarantors execute and deliver to the Administrative Agent an Amended and Restated Consolidated Subsidiary Guarantee Agreement dated as of the date hereof (as the same may be further amended, amended and restated, supplemented or otherwise modified, renewed or replaced from time to time, the "Amended and Restated Consolidated Guarantee Agreement") guaranteeing the payment, in full, when due of the Borrower's obligations under the Credit Agreement; and (iii) the Borrower and the Guarantors amend and restate the Existing Subsidiary Subordination Agreements by entering into this Agreement;

          F. WHEREAS, each of the Guarantors, Oneida Canada and Global Charm will obtain benefits as a result of the extensions of credit contemplated pursuant to the Credit agreement, which benefits are hereby acknowledged, and, accordingly, each of the Guarantors, Oneida Canada and Global Charm desire to execute and deliver this Agreement; and

          G. WHEREAS, in order to induce the Lenders and the Existing Standby L/C Issuers to restructure the Existing Obligations and in consideration thereof and any and all credit at any time extended under the Credit Agreement, the Borrower and the Guarantors hereby amend and restate the Existing Subsidiary Subordination Agreement as more fully set forth herein and Oneida Canada and Global Charm agree to join this Agreement.

          NOW, THEREFORE, in consideration of the foregoing and further good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, to induce the Administrative Agent, the Collateral Agent, and each of the Lenders and each of the Existing Standby L/C Issuers to enter into the Credit Agreement and to restructure the Existing Obligations and extend continued credit to the Borrower hereunder, the Borrower, each Guarantor, Oneida Canada and Global Charm hereby agree for the benefit of the Administrative Agent, the Collateral Agent, each of the Lenders and each of the Existing Standby L/C Issuers as follows:


          1.    Definitions.


          1.1 As used herein, the following terms shall have the following meanings:

          "Administrative Agent" shall have the meaning given to such term in the first paragraph of this Agreement.

          "Applicable Law" shall mean all laws, rules and regulations applicable to the person, conduct, transaction, covenant, document or contract in question, including all applicable common law and equitable principles; all provisions of all applicable state, federal and foreign constitutions, statutes, rules, regulations and orders of government authorities; and all orders, judgments and decrees of all courts and arbitrators.

          "Amended and Restated Consolidated Guarantee Agreement" shall have the meaning given to such term in paragraph E of the Recitals.

          "Amended and Restated Security Agreement" shall have the meaning given to such term in paragraph E of the Recitals.

          "Collateral Agent" shall have the meaning given to such term in the first paragraph of this Agreement.

          "Credit Agreement" shall have the meaning given to such term in paragraph D of the Recitals.

          "Event of Default" shall mean an Event of Default as defined in the Credit Agreement (after giving effect to any applicable cure period) which is not waived in writing by the Required Lenders.






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          "Existing Credit Agreement" shall have the meaning given to such term in paragraph A of the Recitals.

          "Existing Lenders" shall have the meaning given to such term in paragraph A of the Recitals.

          "Existing Obligations" shall have the meaning given to such term in paragraph D of the Recitals.

          "Existing Standby L/C Issuers" shall have the meaning given to such term in the Credit Agreement.

          "Existing Standby L/Cs" shall have the meaning given to such term in the Credit Agreement.

          "Existing Subsidiary Subordination Agreements" shall have the meaning given to such term in paragraph A of the Recitals.

          "Fundamental Documents" shall have the meaning given to such term in the Credit Agreement.

          "Global Charm" shall have the meaning given to such term in the first paragraph of this Agreement.

          "Guaranteed Obligations" shall have the meaning given to such term in the Amended and Restated Consolidated Guarantee Agreement.

          "Insolvency Proceeding" shall mean any action, case or proceeding commenced by or against an entity, or any agreement of such entity, for (a) the entry of an order for relief under any chapter of the Bankruptcy Code or other insolvency or debt adjustment law (whether state, federal or foreign), (b) the appointment of a receiver, trustee, liquidator or other custodian for such entity or any part of its property, (c) an assignment or trust mortgage for the benefit of creditors of such entity, or (d) except as permitted pursuant to the provisions of the Credit Agreement, the liquidation, dissolution or winding up of the affairs of such entity, in each case, whether voluntary or involuntary, partial or complete.

          "Intercreditor Agreement" shall mean that certain Second Amended and Restated Collateral Agency and Intercreditor Agreement dated as of the date hereof by and among the Borrower, the Guarantors, the Administrative Agent, the Collateral Agent, the Lenders, the issuer of the Trade Letters of Credit and the Existing Standby L/C Issuers (as the same may be further amended, amended and restated, supplemented or otherwise modified, renewed, or replaced from time to time).

          "Obligations" shall have the meaning given to such term in the Credit Agreement.

          "Oneida Canada" shall have the meaning given to such term in the first paragraph of this Agreement.






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          "Required Lenders" shall have the meaning given to such term in the
Credit Agreement.

          "Secured Parties" shall have the meaning given to such term in the Credit Agreement.

          "Security Documents" shall have the meaning given to such term in the Credit Agreement.

          "Senior Liabilities" shall mean all liabilities of the Borrower and each of the Guarantors to the Administrative Agent, the Collateral Agent and the Secured Parties under the Credit Agreement and the Amended and Restated Consolidated Guarantee Agreement, respectively, including, without limitation, the Obligations and the Guaranteed Obligations, together with all fees, late charges, premiums, costs and expenses payable under the Credit Agreement and the Amended and Restated Consolidated Guarantee Agreement.

          "Subordinated Liabilities" shall mean all liabilities of the Borrower to any of the Guarantors, Oneida Canada and Global Charm and each of the Guarantors to the Borrower for loans, advances, accounts receivable, administrative services and expenses, and all other inter-company accommodations, including, without limitation, all amounts in the inter-company account maintained by Borrower on behalf of each of the Guarantors, Oneida Canada and Global Charm, but excluding all such amounts payable to the Borrower if the Collateral Agent shall have a perfected security interest in the Borrower's right to receive payment thereof.

          "Subordinated Loan Documents" shall mean all credit accommodations, notes, loan agreements and any other agreements and documents, now or hereafter existing, creating, evidencing, guaranteeing, securing or relating to any or all of the Subordinated Liabilities, together with all amendments, modifications, renewals or extensions thereof.

          "Trade Letters of Credit" shall have the meaning given such term in the Credit Agreement.

          1.2 Other capitalized terms used herein which are not otherwise defined herein shall have the meanings given to such terms in the Credit Agreement.

          1.3 The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words "include", "includes" and "including" shall be deemed to be followed by the phrase "without limitation". The word "will" shall be construed to have the same meaning and effect as the word "shall". Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein), (b) any reference herein to any Person shall be construed to include such Person's successors and assigns, (c) the words "herein", "hereof" and "hereunder", and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, and
(d) all references herein to Sections, shall be construed to refer to Sections of this Agreement.

          2.    SUBORDINATION.

          2.1   Subordination to Senior Liabilities. Except as set forth in
Section 2.2 of this Agreement, the payment of all Subordinated Liabilities shall be postponed and subordinated to the payment in full of all Senior Liabilities, and no payments or other distributions whatsoever, including, without limitation, payments of interest in respect of any Subordinated Liabilities, shall be made, nor shall any property or assets of the Borrower, the Guarantors, Oneida Canada or Global Charm, as the case may be, be applied to the purchase or other acquisition or retirement of any Subordinated Liabilities, nor given to the Borrower, the Guarantors, Oneida Canada or Global Charm, as the case may be, as collateral security to secure repayment of same, while any Senior Liabilities shall be outstanding.

          2.2 Permitted Payments. Notwithstanding anything in Section 2.1 to the contrary, until such time as an Event of Default occurs, (i) each of the Guarantors, Oneida Canada and Global Charm, as the case may be, may make, and Borrower may receive, and (ii) the Borrower may make, and the Guarantors, Oneida Canada or Global Charm may receive, as the case may be, payments of principal and interest on account of Subordinated Liabilities in a manner consistent with past practice. Upon the occurrence of an Event of Default, all payments on account of Subordinated Liabilities shall automatically cease, and the Borrower, the Guarantors, Oneida Canada and Global Charm, as the case may be, shall not make, and the Borrower, the Guarantors, Oneida Canada or Global Charm shall not receive, any such payments unless the Secured Parties shall expressly consent thereto in writing.

          2.3 Rights of Secured Parties to Collect Subordinated Liabilities. Upon any Insolvency Proceeding relating to the Borrower or any Guarantor, the Senior Liabilities shall first be paid in full before the Borrower, the Guarantors, Oneida Canada or Global Charm, as the case may be, shall be entitled to receive and/or to retain any payment or distribution in respect of the Subordinated Liabilities, and in order to implement the foregoing: (i) all payments and distributions of any kind or character in respect of the Subordinated Liabilities to which the Borrower, the Guarantors, Oneida Canada or Global Charm, as the case may be, would be entitled but for the provisions of this Agreement will be made directly to the Administrative Agent for the benefit of the Secured Parties; and (ii) the Borrower, the Guarantors, Oneida Canada or Global Charm, as the case may be, shall promptly file a claim or claims, in the form required in such proceedings, for the full outstanding amount of the Subordinated Liabilities, and shall cause said claim or claims to be approved and all payments and other distributions in respect thereof to be made directly to the Secured Parties.

          2.4 Protection of Secured Parties' Rights in Subordinated Liabilities. So long as an Event of Default has occurred and is continuing, the Borrower, each Guarantor, Oneida Canada and Global Charm shall make all payments on account of Subordinated Liabilities directly to the Administrative Agent for the benefit of the Secured Parties, or if (i) the Borrower receives any payment or other distribution of any kind or character from any Guarantor or any other source whatsoever in respect of any of the Subordinated Liabilities or otherwise, other than as expressly permitted by the terms of this Agreement, or (ii) the Guarantors, Oneida Canada or Global Charm, as the case may be, receives any payment or other distribution of any kind or character from the Borrower or any other source whatsoever in respect of any of the Subordinated Liabilities or otherwise, other than as expressly permitted by the terms of this Agreement, such payment or other distribution shall be received in trust for the Secured Parties and promptly turned over by the Borrower, the Guarantors, Oneida Canada or Global Charm, as the case may be, to the Administrative Agent for the benefit of the Secured Parties. The Borrower, the Guarantors, Oneida Canada and Global Charm will cause to be clearly inserted in any promissory note or other instrument (other than such promissory notes or instruments pledged to the Collateral Agent) which at any time evidences any of the Subordinated Liabilities a statement to the effect that the payment thereof is subordinated in accordance with the terms of this Agreement. The Borrower, the Guarantors, Oneida Canada and Global Charm will execute such further documents and instruments and take such further action as the Secured Parties may from time to time reasonably request to carry out the intent of this Agreement. The Borrower, the Guarantors, Oneida Canada and Global Charm hereby irrevocably appoint the Administrative Agent its attorney in fact, said appointment being coupled with an interest, to execute such further documents and instruments and take such further action on behalf of the Borrower, the Guarantors, Oneida Canada and Global Charm, as the case may be, as the Administrative Agent may from time to time deem reasonable to carry out the intent of this Agreement, including, without limitation, the actions set forth in Section 2.3 hereof.

          2.5 Treatment of Payment of Subordinated Liabilities. All payments and distributions received by the Administrative Agent for the benefit of the Secured Parties in respect of the Subordinated Liabilities, to the extent received in or converted into cash, may be applied by the Administrative Agent first to the payment of any and all expenses (including attorneys' fees and disbursements and the allocated fees, expenses and cost of in-house counsel) paid or incurred by the Administrative Agent or the Secured Parties in enforcing this Agreement or in endeavoring to collect or realize upon any of the Subordinated Liabilities, and any balance thereof shall be applied by the Administrative Agent toward the payment of the Senior Liabilities in accordance with the provisions of the Intercreditor Agreement.

          2.6 Prohibition on Changes in Subordinated Liabilities. Except as permitted by the Credit Agreement and if no Event of Default shall have occurred and be continuing, the Borrower, the Guarantors, Oneida Canada and Global Charm, as the case may be, will not: (i) cancel, waive, or forgive any Subordinated Liabilities or any rights in respect thereof, or (ii) convert any Subordinated Liabilities into capital stock of any of the Guarantors.

          2.7 Continuing Agreement. This Agreement shall in all respects be a continuing agreement and shall remain in full force and effect until all Senior Liabilities have been paid in full.

          2.8 Permitted Changes in Senior Liabilities. The Administrative Agent, the Collateral Agent and the Secured Parties may, from time to time, take any or all of the following actions without affecting the subordination set forth in this Agreement (in each case, without the necessity of giving notice to or obtaining the consent of any Guarantor): (i) retain or obtain a security interest in any property to secure any of the Senior Liabilities; (ii) retain or obtain the primary or secondary obligation of any other person with respect to any of the Senior Liabilities; (iii) extend, renew, alter, exchange or increase the principal amount of any of the Senior Liabilities; (iv) release or compromise any obligation of any nature of any Guarantor with respect to any of the Senior Liabilities; and (v) release any security interest or lien in, allow a security interest or lien to be unperfected, surrender, release or permit any substitution or exchange for, all or any part of any property securing any of the Senior Liabilities, or extend, renew or release, compromise, alter or exchange any obligations of any nature of any Guarantor with respect to any such property.

          3. REPRESENTATIONS AND WARRANTIES. Each of the borrower, each guarantor, oneida canada and global charm hereby represents and warrants that:
(i) it has the necessary power and capacity to make and perform this agreement and such making and performance have been duly authorized by all necessary corporate action; (ii) the making and performance of this agreement does not and will not violate, in any material respect, any provision of law or regulation or result in the breach of, or constitute a default or require any consent under, any material agreement to which it is a party or by which any of its properties may be bound; and (iii) this agreement is the legal, valid and binding obligation of the borrower, each guarantor, oneida canada and global charm, enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency and similar laws affecting creditor's rights generally and to general principles of equity, whether such enforceability is considered in a proceeding at law or in equity.

          4. ADDITIONAL GUARANTORS AND ADDITIONAL SUBORDINATED LIABILITIES. Each guarantor recognizes that, pursuant to section 5.12 of the credit agreement, the borrower is required to cause each person which becomes a domestic subsidiary of the borrower or any guarantor to become a party hereto as an additional guarantor (each such person, an "additional guarantor") under this agreement by executing an instrument of assumption and joinder (a "joinder") substantially in the form of exhibit k attached to the credit agreement. Upon delivery of any such joinder to the administrative agent or the collateral agent, as the case may be, notice of which is hereby waived by the borrower, the guarantors, oneida canada and global charm, each such additional guarantor shall be deemed a guarantor hereunder and shall be as fully a party hereto as if such additional guarantor were an original signatory hereto. The borrower, each guarantor, oneida canada and global charm expressly agrees that its obligations arising hereunder shall not be discharged, diminished or otherwise affected (a) by the addition or release of any other guarantor hereunder, (b) any failure by the borrower or any guarantor to cause any subsidiary to become an additional guarantor or a guarantor hereunder or (c) by reason of the collateral agent's or any secured party's actions in effecting, or failure to effect, any such joinder, or in releasing any party hereto, in each case without the necessity of giving notice to or obtaining the consent of the borrower, any guarantor, oneida canada or global charm. This agreement shall be fully effective as to any guarantor that is or becomes a party hereto regardless of whether any other person becomes or fails to become or ceases to be a guarantor hereunder. The subordinated liabilities of each additional guarantor shall be postponed and subordinated to the payment in full of senior liabilities pursuant to the terms hereof.

          5.    MISCELLANEOUS.

                5.1 Encore Dissolution. The parties hereto acknowledge and agree that upon the dissolution of Encore Promotions, Inc., as permitted by the terms of the Credit Agreement, such entity shall no longer be a party to this Agreement.

                5.2 Remedies Cumulative: No Waiver. The rights, powers and remedies of the Administrative Agent, the Collateral Agent, and the Secured Parties provided in this Agreement and any of the Fundamental Documents are cumulative and not exclusive of any right, power or remedy provided by law or equity. No failure or delay on the part of the Administrative Agent or the Secured Parties in the exercise of any right, power or remedy shall operate as a waiver thereof, nor shall any single or partial exercise preclude any other or further exercise thereof, or the exercise of any other right, power or remedy.

                5.3 Notices. Notices and communications under this Agreement shall be in writing and shall be given by: (i) hand delivery, (ii) first class mail (postage prepaid), or (iii) reliable overnight commercial courier (charges prepaid). Notice by overnight courier shall be deemed to have been given and received on the date scheduled for delivery. Notice by mail shall be deemed to have been given and received three (3) calendar days after the date first deposited in the United States mail. Notice by hand delivery shall be deemed to have been given and received upon delivery. All notices to the Secured Parties shall be addressed to the Administrative Agent. Notices shall be sent or delivered to the addresses of the parties set forth in the Credit Agreement or the Amended and Restated Consolidated Guarantee Agreement, as the case may be.

                5.4 Governing Law. This Agreement shall be construed in accordance with and governed by, and construed and interpreted in accordance with, the laws of the State of New York without reference to conflict of laws principles.

                5.5 Integration; Amendment. This Agreement and the other Fundamental Documents constitute the sole agreement of the parties with respect to the subject matter hereof and thereof and supersede all oral negotiations and prior writings with respect to the subject matter hereof and thereof.
No amendment of this Agreement, and no waiver of any one or more of the provisions hereof, shall be effective unless set forth in writing and signed by the parties hereto.

                5.6 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their respective heirs, executors, administrators, successors and permitted assigns.

                5.7 Severability. The illegality, unenforceability or inconsistency of any provision of this Agreement shall not affect or impair the legality, enforceability or consistency of the remaining provisions of this Agreement.

                5.8 Judicial Proceedings; Waivers. For purposes of this Agreement, the parties hereby irrevocably consent and submit to the nonexclusive jurisdiction and venue of all federal and state courts located in the State of New York. Each party hereby irrevocably waives (to the fullest extent permitted by applicable law) any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of, under or relating to this Agreement or any Fundamental Document brought in any federal or state court located in the State of New York, and hereby further irrevocably waives (to the fullest extent permitted by applicable law) any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. Nothing in this Section shall affect any right that the Administrative Agent and the Secured Parties may otherwise have to bring any action or proceeding relating to this Agreement against the Borrower, any Guarantor, Oneida Canada, Global Charm or its properties in any jurisdiction in which it may lawfully do so, provided that no such action or proceeding may be commenced in a court located outside the United States except an action or proceeding to enforce a judgment rendered by a court in the United States in the courts of another jurisdiction. Each party hereby knowingly, voluntarily and intentionally waives (to the fullest extent permitted by applicable law) any right it may have to a trial by jury of any dispute arising under or relating to this agreement or any fundamental document.

                5.9 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. Any signature delivered by a party by facsimile or electronic transmission shall be deemed to be an original signature thereto.

                5.10 Defects Waived. This Agreement is effective notwithstanding any defect in the validity or enforceability of any instrument or document, including but not limited to the Credit Agreement or any of the Security Documents.


                  [Remainder of Page Intentionally Left Blank]

          IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Consolidated Subsidiary Subordination Agreement as of the date first written above.

                                             BORROWER:

                                             ONEIDA LTD.

                                             By: /s/ PETER J. KALLET
                                                 -------------------
                                                 Name:  Peter J. Kallet
                                                 Title: Chief Executive Officer


                                             GUARANTORS:

                                             BUFFALO CHINA, INC.

                                             By: /s/ PETER J. KALLET
                                                 -------------------
                                                 Name:  Peter J. Kallet
                                                 Title: Chief Executive Officer


                                             THC SYSTEMS, INC.

                                             By: /s/ PETER J. KALLET
                                                 -------------------
                                                 Name:  Peter J. Kallet
                                                 Title: Chief Executive Officer


                                             ENCORE PROMOTIONS, INC.

                                             By: /s/ PETER J. KALLET
                                                 -------------------
                                                 Name:  Peter J. Kallet
                                                 Title: Chief Executive Officer


                                             DELCO INTERNATIONAL, LTD.

                                             By: /s/ PETER J. KALLET
                                                 -------------------
                                                 Name:  Peter J. Kallet
                                                 Title: Chief Executive Officer


               Signature Page to Amended and Restated Consolidated
                       Subsidiary Subordination Agreement

                                             SAKURA, INC.

                                             By: /s/ PETER J. KALLET
                                                 -------------------
                                                 Name:  Peter J. Kallet
                                                 Title: Chief Executive Officer


                                             KENWOOD SILVER COMPANY, INC.

                                             By: /s/ PETER J. KALLET
                                                 -------------------
                                                 Name:  Peter J. Kallet
                                                 Title: Chief Executive Officer


                                             ONEIDA SILVERSMITHS, INC.

                                             By: /s/ PETER J. KALLET
                                                 -------------------
                                                 Name:  Peter J. Kallet
                                                 Title: Chief Executive Officer


                                             ONEIDA FOOD SERVICE, INC.

                                             By: /s/ PETER J. KALLET
                                                 -------------------
                                                 Name:  Peter J. Kallet
                                                 Title: Chief Executive Officer


                                             ONEIDA INTERNATIONAL, INC.

                                             By: /s/ PETER J. KALLET
                                                 -------------------
                                                 Name:  Peter J. Kallet
                                                 Title: Chief Executive Officer


                                             ONEIDA CANADA, LIMITED

                                             By: /s/ JAMES F. IVES
                                                 -----------------
                                                 Name:  James F. Ives
                                                 Title: Managing Director

               Signature Page to Amended and Restated Consolidated
                       Subsidiary Subordination Agreement

                                             GLOBAL CHARM TRADING, LIMITED


                                             By: /s/ PETER J. KALLET
                                                 -------------------
                                                 Name:  Peter J. Kallet
                                                 Title: Director


                                             Accepted and Agreed to:

                                             JPMORGAN CHASE BANK
                                             as Administrative Agent and
                                             Collateral Agent

                                             By: /s/ ROGER ODELL
                                                 -----------------
                                                 Name:  Roger Odell
                                                 Title: Managing Director


               Signature Page to Amended and Restated Consolidated
                       Subsidiary Subordination Agreement

The following identified Schedules to the foregoing Amended and Restated Consolidated Subsidiary Guarantee Agreement are not filed with such Agreement. To the extent that any such Schedules have not been otherwise filed with the Securities & Exchange Commission, these Schedules will be furnished supplementally to the Securities & Exchange Commission upon request.


Schedules:

Schedule I:       List of subsidiary "Guarantors"